Exhibit 10.1

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

This Amended and Restated Registration Rights Agreement (the “Agreement”), dated as of September 17, 2020, is entered into and made by and between Mastech Digital, Inc. a Pennsylvania corporation (the “Company”), and the Persons whose names appear on the signature pages hereto (each such Person and any Person who hereafter becomes a party to this Agreement pursuant to Section 2.13 of this Agreement are each referred to herein as a “Holder” and, collectively, the “Holders”).

WHEREAS, the Company entered into a Registration Rights Agreement (the “Original Agreement”), dated as of July 13, 2017, with Ashok K. Trivedi Revocable Trust and The Revocable Declaration of Trust of Sunil Wadhwani (the “Founder Trusts”), in connection with the Securities Purchase Agreements, dated as of July 7, 2017 (together, the “Purchase Agreements”), pursuant to which the Company issued to the Founder Trusts, and the Founder Trusts purchased from the Company, a total of 857,144 shares (the “Founder Trust Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”) on the terms and subject to the conditions set forth therein;

WHEREAS, Sunil Wadhwani and Ashok K. Trivedi, the co-founders of the Company, as well as certain of their respective Affiliates listed on Annex A hereto, including the Founder Trusts, own shares of Common Stock in the aggregate amount of 6,814,628 shares (which amount includes the Founder Trust Shares), which have not been registered under the Securities Act (as defined below);

WHEREAS, the Board of Directors of the Company has authorized the Company to file a shelf registration statement on Form S-3 to register certain securities of the Company, including certain shares of Common Stock held by the co-founders and their respective Affiliates, in order to allow the orderly entry into the market place of such securities, to the extent such securities may not be sold without registration under Rule 144 promulgated under the Securities Act; and the Company anticipates that additional shelf registration statements may be filed in the future;

WHEREAS, Section 3.8 of the Original Agreement provides that the Original Agreement may not be amended or modified without written consent of the Company and the Founder Trusts, and Section 2.12 of the Original Agreement provides that the Company may not grant registration rights to holders of any securities of the Company without prior consent of the Founder Trusts; and

WHEREAS, the Company and the Founder Trusts wish to provide all Holders with registration rights with respect to the Registrable Securities (as defined below) and to amend the Original Agreement in order to do so, as set forth herein.

NOW, THEREFORE, in consideration of the premises, the representations, warranties, covenants and agreements contained herein and in the Purchase Agreements, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be legally bound hereby, the parties hereto agree as follows.

ARTICLE I

CERTAIN DEFINED TERMS

1.1 Definitions. For purposes of this Agreement:

“Affiliate” means, with respect to any Person, (i) any other Person of which securities or other ownership interests representing more than fifty percent (50%) of the voting interests are, at the time such determination is being made, owned, Controlled or held, directly or indirectly, by such Person or (ii) any other Person which, at the time such determination is being made, is Controlling, Controlled by or under common Control with, such Person. As used herein, “Control”, whether used as a noun or verb, refers to the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of a Person, whether through the ownership of voting securities or otherwise.

“Block Trade” means an offering and/or sale of Registrable Securities by any Holder on a block trade or underwritten basis (whether firm commitment or otherwise) without substantial marketing efforts prior to pricing, including, without limitation, a same day trade, overnight trade or similar transaction.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Holder” means a Person that (i) is a party to this Agreement (or a permitted transferee thereof under Section 2.13 hereof) and (ii) owns Registrable Securities.

“Participating Holders” means Holders participating, or electing to participate, in an offering of Registrable Securities.

“Person” means any individual, firm, corporation, company, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.

“Registrable Securities” means 6,814,628 shares of Common Stock, in the aggregate, held by the Holders, as set forth on Annex A; provided, however, that shares of such Common Stock shall cease to be Registrable Securities (A) upon the sale thereof pursuant to an effective registration statement, (B) upon the sale thereof pursuant to Rule 144 (or any successor rule under the Securities Act), (C) when such securities cease to be outstanding, (D) when all such securities become eligible for immediate sale under Rule 144 (or any successor rule under the Securities Act), without any time or volume limitations under such Rule or (E) when such securities have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of such securities pursuant to the terms of this Agreement.

“Registration Expenses” mean all expenses (other than underwriting discounts, fees and commissions) arising from or incident to the performance of, or compliance with, this Agreement, including, without limitation, (i) SEC, stock exchange, FINRA and other registration and filing fees, (ii) all fees and expenses incurred by the Company in connection with complying with any securities or blue sky laws (including fees, charges and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), (iii) all printing, messenger and delivery expenses, (iv) the fees, charges and disbursements of counsel to the Company and of its independent public accountants and any other accounting and legal fees, charges and expenses incurred by the Company (including any expenses arising from any special audits or “comfort letters” required in connection with or incident to any registration), (v) the fees, charges and disbursements of any special experts retained by the Company in connection with any registration pursuant to the terms of this Agreement, (vi) all internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (vii) the fees and expenses incurred by the Company in connection with the listing of the Registrable Securities on any securities exchange and (viii) Securities Act liability insurance (if the Company elects to obtain such insurance), regardless of whether any Registration Statement filed in connection with such registration is declared effective. “Registration Expenses” shall not include any Selling Expenses.

“Registration Statement” means any Registration Statement of the Company filed with the SEC on the appropriate form pursuant to the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

“Rule 144” means Rule 144 promulgated by the SEC pursuant to the Securities Act, as such rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC having substantially the same effect as Rule 144.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Selling Expenses” means all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to all Registrable Securities registered by the Participating Holders, all travel and other expenses associated with any “road show” or other selling efforts incurred by the Holder(s) in connection with any Demand Request, fees and disbursements of counsel to any Holder(s) and the expenses of any liability insurance obtained by any Holder(s).

“Trivedi Affiliates” means, collectively, Ashok Trivedi, Ashok K. Trivedi Revocable Trust, STP L.P., Edani L.P., Riveda L.P. and their respective permitted transferees under Section 2.13 hereof.

“WKSI” means a well-known seasoned issuer as defined in Rule 405 under the Securities Act.

“Wadhwani Affiliates” means, collectively, Sunil Wadhwani, The Revocable Declaration of Trust of Sunil Wadhwani, Wadhwani Partners No. 1 L.P., Wadhwani Partners No. 2 L.P and their respective permitted transferees under Section 2.13 hereof.

ARTICLE II

REGISTRATION RIGHTS

2.1 Demand Registration

(a) Request by Holders. One or both of Holders may request that the Company register the Registrable Securities. Upon receipt of a written request from a Holder (the “Requesting Holder”) that the Company register the Registrable Securities held by the Requesting Holder (a “Demand Request”), then the Company shall, within fifteen (15) days after receipt of such Demand Request, give written notice of such request (a “Request Notice”) to the other Holders, provided, however, that if all Holders jointly request that the Company register their Registrable Securities, then the Company shall have no obligation to deliver any such Request Notice. Each Demand Request shall (x) specify the number of Registrable Securities that the Requesting Holders intend to sell or dispose of, (y) state the intended method of methods of sale or disposition of the Registrable Securities and (z) specify the expected price range (net of underwriting discounts and commissions) acceptable to the Requesting Holders to be received for such Registrable Securities. Following receipt of a Demand Request, the Company shall, subject to the limitations and conditions of Section 2.1(c) and Section 2.5:

(i) use commercially reasonable efforts to cause to be filed, as soon as practicable, but within forty-five (45) days of the date of delivery to the Company of the Demand Request, a Registration Statement covering such Registrable Securities which the Company has been so requested to register by the Requesting Holder(s) and, if applicable, the other Holders who request to the Company that his or its Registrable Securities be registered within ten (10) days of their receipt of the Request Notice, providing for the registration under the Securities Act of such Registrable Securities to the extent necessary to permit the disposition of such Registrable Securities in accordance with the intended method of distribution specified in such Demand Request; and

(ii) use commercially reasonable efforts to have such Registration Statement declared effective by the SEC as soon as practicable thereafter and no later than ninety (90) days after the filing of such Registration Statement.

(b) Effective Registration Statement. A registration requested pursuant to this Section 2.1 shall not be deemed to have been effected unless a Registration Statement with respect thereto has become effective and remained effective in compliance with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement until (i) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement or (ii) such Registration Statement has been effective for ninety (90) days; provided that if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court, such period shall be extended for any period during which the Registration Statement was not in effect.

(c) Limitation on Demand Registrations. The Company shall only be obligated to effect three (3) Demand Requests pursuant to this Section 2; provided that the Company shall only be obligated to effect one (1) Demand Request pursuant to this Section 2 in the first twelve-month period beginning on the date of this Agreement. The Company shall not be obligated to file a Registration Statement pursuant to a Demand Request in the ninety (90) days immediately following the date of this Agreement.

(d) Cancellation of Registration. The Requesting Holders shall have the right to cancel a proposed registration of Registrable Securities pursuant to a Demand Request under this Section 2.1 at any time and for any reason prior to the effective date of the Registration Statement filed or to be filed in response to such Demand Request. Such cancellation of a registration shall not be counted as one of three (3) Demand Requests and, notwithstanding anything to the contrary in this Agreement, the Requesting Holder(s) exercising such right to cancel shall be responsible for all Registration Expenses incurred in connection with such proposed registration prior to the time of cancellation unless such request is either (i) the result of any act or omission by the Company that occurred after the date on which such Demand Request was made, and such act or omission would have a material adverse effect on the offering of the Registrable Securities, or (ii) the result of the Company declaring a Blackout Period (as defined in Section 2.5(a)). Upon receipt of notice of any such cancellation, the Company shall revise, abandon or withdraw such Registration Statement, as applicable.

2.2 Piggyback Registrations.

(a) Right to Include Registrable Securities. Each time that the Company proposes for any reason to register any of its equity interests under the Securities Act, either for its own account or otherwise, other than a rights offering or pursuant to a Registration Statement on Form S-4 or S-8 (or similar or successor forms) (a “Proposed Registration”), the Company shall promptly give written notice of such Proposed Registration to all of the Holders (which notice shall be given not less than fifteen (15) days prior to the expected filing date of the Company’s Registration Statement or, in the case of a Block Trade, three (3) business days before the expected filing of the Registration Statement) and shall offer such Holders the right to request inclusion of any of such Holder’s Registrable Securities in the Proposed Registration (the “Piggyback Notice”). Subject to Section 2.6, no registration pursuant to this Section 2.2 shall relieve the Company of its obligation to register Registrable Securities pursuant to a Demand Request, as contemplated by Section 2.1 hereof. The rights to piggyback registration may be exercised on an unlimited number of occasions.

(b) Piggyback Procedure. Each Holder shall have ten (10) days from the date of receipt of the Piggyback Notice (or, in the case of a Block Trade, two (2) business days) to deliver to the Company a written request specifying the number of Registrable Securities such Holder intends to sell and such Holder’s intended method of disposition. Any Holder shall have the right to withdraw such Holder’s request for inclusion of such Holder’s Registrable Securities in any Registration Statement pursuant to this Section 2.2 by giving written notice to the Company of such withdrawal; provided, however, that the Company may ignore a notice of withdrawal made within two (2) business days prior to the date the Registration Statement is to become effective. Subject to Section 2.5(c) below, the Company shall use commercially reasonable efforts to include in such Registration Statement all such Registrable Securities so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such Proposed Registration if it shall at the same time withdraw or cease proceeding with the registration of all other securities originally proposed to be registered.

(c) Underwritten Offering. In the event that the Proposed Registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, any request under this Section 2.2 shall specify that the Registrable Securities be included in the underwriting on the same terms and conditions as the securities, if any, otherwise being sold through underwriters under such registration. The Holders whose Registrable Securities are to be included in such Proposed Registration shall (together with the Company and any other Company stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form for secondary public offerings with the managing underwriter or underwriters selected for underwriting by the Company.

2.3 Shelf Registration.

(a) Inclusion in Shelf Registration Statement. At any time that the Company is eligible to file a Registration Statement in accordance with Rule 415 under the Securities Act or any similar rule that may be adopted by the SEC on Form S-1, Form S-3 or any other available form (a “Shelf Registration Statement”), any one or more of the Holders shall have the right to request in writing (which request shall specify the Registrable Securities intended to be registered, the transaction to be registered and, to the extent applicable, the intended methods of disposition thereof) that the Company register any or all of such Holders’ Registrable Securities by filing with the SEC a Shelf Registration Statement, including if the Company is at any time a WKSI, an automatic shelf registration statement, covering such Registrable Securities (a “Shelf Request”). Within ten (10) days of the Company’s receipt of a Shelf Request, the Company shall give written notice to each Holder informing such Holder of the Company’s intent to file such Shelf Registration Statement and of such Holder’s right to request the registration of the Registrable Securities held by such Holder. The Company shall, subject to the provisions of this Section 2.3(a), include in such registration all Registrable Securities of each Holder with respect to which the Company receives a written request for inclusion therein together with all other documents reasonably requested by the Company and necessary to enable it to include such Holder as a selling security holder within ten (10) business days after the notice contemplated by the immediately preceding sentence is given to the Holders. A Shelf Request shall count as a Demand Request in all respects (including, without limitation, with respect to the requirements of Section 2.1(a)(i) and (ii) and the limitations set forth in Section 2.1(c)).

(b) Takedown. The Holders may at any time and from time to time request in writing (a “Shelf Takedown Notice”) (which request shall specify the Registrable Securities intended to be disposed of by Holders and the intended method of distribution thereof) to sell pursuant to a prospectus supplement (a “Shelf Takedown Prospectus Supplement”) Registrable Securities of such Holders available for sale pursuant to an effective Shelf Registration Statement. The Company shall use commercially reasonable efforts to, not later than the tenth (10th) business day after its receipt of the Shelf Takedown Notice, cause to be filed with the SEC the Shelf Takedown Prospectus Supplement, unless such sale involves an underwritten offering, which is the subject of Section 2.3(c) below. A request for a Shelf Takedown Prospectus Supplement may be withdrawn by the initiating Holder prior to the filing thereof pursuant to Section 2.1(d) hereof. A Shelf Takedown Notice shall not count as a Demand Request.

(c) Underwritten Shelf Offering. If a sale of Registrable Securities pursuant to this Section 2.3 involves an underwritten offering, including a Block Trade, and the applicable securities are to be distributed on a firm commitment basis by or through one or more underwriters of recognized standing under underwriting terms appropriate for such transaction, then, within five (5) business days of the Company’s receipt of a Shelf Takedown Notice pursuant to Section 2.3(b), the Company shall give written notice to each Holder who has elected to be included in the Shelf Registration Statement informing such Holder of the Company’s intent to file such Shelf Takedown Prospectus Supplement with the SEC and of such Holder’s right to request the addition of such Holder’s Registrable Securities to such Shelf Takedown Prospectus Supplement. The Company shall, subject to the provisions of Section 2.7(b) and this Section 2.3(c), include in such Shelf Takedown Prospectus Supplement all Registrable Securities of each such Holder with respect to which the Company receives a written request for inclusion therein within five (5) business days after the notice contemplated by the immediately preceding sentence is given to the Holders or, in the case of a Block Trade, as provided in Section 2.15.

2.4 Selection of Underwriters. In the event that the Company is required to file a Registration Statement covering any Registrable Securities and the proposed public offering is to be an underwritten public offering, the managing underwriter shall be one or more reputable nationally recognized investment banks selected by the Participating Holders holding a majority of the Registrable Securities to be sold in such offering and reasonably acceptable to the Company, which consent shall not be unreasonably withheld, delayed or conditioned; provided that the managing underwriter for any registration initiated by the Company for its own account shall be a reputable national recognized investment bank selected by the Company in its sole discretion.

2.5 Suspension of Effectiveness; Company-Initiated Registrations.

(a) Notwithstanding the foregoing obligations in this Section 2, with respect to any Registration Statement or Shelf Registration Statement, whether filed or to be filed pursuant to this Agreement, if the Company shall reasonably determine that maintaining the effectiveness of such Registration Statement or Shelf Registration Statement, or filing an amendment or supplement thereto (or, if no Registration Statement or Shelf Registration Statement has yet been filed, filing such a Registration Statement or Shelf Registration Statement) would (i) materially interfere with a significant acquisition, corporate reorganization, financing, securities offering or other similar transaction involving the Company; (ii) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (iii) render the Company unable to comply with requirements under the Securities Act or Exchange Act (a “Disadvantageous Condition”), the Company may

notify the Holders whose offers and sales of Registrable Securities are covered (or to be covered) by such Registration Statement or Shelf Registration Statement (a “Blackout Notice”) that such Registration Statement or Shelf Registration Statement is unavailable for use (or will not be filed as requested). The period during which any such Registration Statement or Shelf Registration Statement may be made unavailable for use by the Holders shall be for the shortest period reasonably practicable, and in any event for not more than sixty (60) consecutive calendar days (a “Blackout Period”). Upon the receipt of any such Blackout Notice, the Holders shall forthwith discontinue use of the prospectus contained in any effective Registration Statement or Shelf Registration Statement during the Blackout Period; provided, that, if at the time of receipt of such Blackout Notice any Holder shall have sold its Registrable Securities (or have signed a firm commitment underwriting agreement with respect to the purchase of such shares) and the Disadvantageous Condition is not of a nature that would require a post-effective amendment to the Registration Statement or Shelf Registration Statement, then the Company shall use commercially reasonable efforts to take such action as to eliminate any restriction imposed by federal securities laws on the timely delivery of such Registrable Securities. When any Disadvantageous Condition as to which a Blackout Notice has been previously delivered shall cease to exist, the Company shall as promptly as reasonably practicable notify the Holders and take such actions in respect of such Registration Statement or Shelf Registration Statement as are otherwise required by this Agreement. The effectiveness period for any registration requested pursuant to this Section 2 for which the Company has given notice of a Blackout Period shall be increased by the length of time of such Blackout Period. If the Company declares a Blackout Period with respect to a Demand Request for a Registration Statement that has not yet been declared effective, the Holders may by notice to the Company withdraw the related Demand Registration request without such Demand Request counting against the number of Demand Requests permitted to be made under Section 2.1(c).

(b) The Company shall not be obligated to effect, or to take any action to effect, any registration of Registrable Securities pursuant to Section 2.1 or Section 2.3 during the period that is sixty (60) days before the Company’s good faith estimate of the date of filing of, and ending on a date that is ninety (90) days after the effective date of, a Company-initiated registration statement to register any of its equity interests under the Securities Act, provided that the Company is (A) actively employing in good faith commercially reasonable efforts to cause such registration statement to become effective and (B) in compliance with the requirements of Section 2.2, including providing the Holders with a Piggyback Notice.

2.6 Duplicate Registrations. The Company shall not be required to effect a registration under this Agreement if the Registrable Securities that are the subject of such request are at the time of such request included in an effective registration statement of the Company permitting the resale of such Registrable Securities in the manner contemplated by the Requesting Holder.

2.7 Priority for Registration.

(a) General. Notwithstanding any other provision of this Agreement and subject to Section 2.7(b), Section 2.7(c) and Section 2.7(d) below, if the managing underwriter of an underwritten public offering determines in good faith and advises the Participating Holders and the Company in writing that the inclusion of all Registrable Securities proposed to be included by the Company and any other Holders in the underwritten public offering would materially and adversely interfere with the successful marketing of the securities to be included in such offering at the desired offering price, timing or distribution method, then the Company will be obligated to include in such Registration Statement, as to each Holder, only a portion of the Registrable Securities such Holder has requested be registered equal to the ratio which such Holder’s requested Registrable Securities bears to the total number of Registrable Securities requested to be included in such Registration Statement by all Holders who have requested that their Registrable Securities be included in such Registration Statement.

(b) Demand or Shelf Takedown. It is acknowledged by the parties hereto that pursuant to Section 2.7(a) above, the securities to be included in a registration requested by the Requesting Holders pursuant to Section 2.1 or in a Shelf Takedown Prospectus Supplement pursuant to Section 2.3 shall be allocated: (i) first, to the Requesting Holders or Holders who have provided a Shelf Takedown Notice; (ii) second, to any other Holders (other than those in clause (i)); (iii) third, to the Company; and (iv) fourth, to any other holders of equity interests of the Company requesting registration of securities of the Company; provided that in the case of a demand by any Holder(s) with respect to which one or more other Holders has exercised its piggyback rights pursuant to Section 2.2 hereof, any such Holder may convert its piggyback election to a Demand Request, such that such Holder will be included in subclause (i) above in the event of any cutback pursuant to this Section 2.7.

(c) Piggyback. It is acknowledged by the parties hereto that pursuant to Section 2.7(a) above, the securities to be included in a registration initiated by the Company, including with respect to a Shelf Takedown Prospectus Supplement, shall be allocated: (i) first, to the Company; (ii) second, to the Holders; and (iii) third, to any others requesting registration of securities of the Company.

(d) Other registrations. It is acknowledged by the parties hereto that pursuant to Section 2.7(a) above, the securities to be included in a registration initiated by holders of equity securities other than the Company or the Holders shall be allocated: (i) first, to such initiating holders; (ii) second, to the Holders; and (iii) third, to the Company.

2.8 Registration Procedures.

(a) Obligations of the Company. Whenever registration of Registrable Securities is required pursuant to this Agreement, the Company shall use commercially reasonable efforts to effect the registration and sale of such Registrable Securities in accordance with the intended method of distribution thereof as promptly as possible, and in connection with any such request, the Company shall, as expeditiously as possible:

(i) Preparation of Registration Statement; Effectiveness. Prepare and file with the SEC (in any event not later than forty-five (45) days after receipt of a Demand Request or a Shelf Request, as applicable, to file a Registration Statement with respect to Registrable Securities), a Registration Statement on any form on which the Company then qualifies, which counsel for the Company shall deem appropriate and pursuant to which such offering may be made in accordance with the intended method of distribution thereof for a Demand Request and on Form S-1, Form S-3 or any other available form for a Shelf Request (except that the Registration Statement shall contain such information as may reasonably be requested for marketing or other purposes by the managing underwriter), and use commercially reasonable efforts to cause any registration required hereunder to become effective as soon as practicable after the initial filing thereof (and within ninety (90) days of such filing) and remain effective for a period of not less than ninety (90) days (or such shorter period in which all Registrable Securities have been sold in accordance with the methods of distribution set forth in the Registration Statement); provided, however, that, in the case of any Shelf Registration Statement, such ninety (90) day period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Securities are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis;

(ii) Participation in Preparation. Provide any Participating Holder, any underwriter participating in any disposition pursuant to a Registration Statement, and any attorney, accountant or other agent retained by any Participating Holder or underwriter (each, an “Inspector” and, collectively, the “Inspectors”), the opportunity to participate in the preparation of (including, but not limited to, reviewing and commenting on) such Registration Statement, each prospectus included therein or filed with the SEC and each amendment or supplement thereto;

(iii) Due Diligence. For a reasonable period prior to the filing of any Registration Statement pursuant to this Agreement, make available for inspection by the Inspectors upon reasonable notice at reasonable times and for reasonable periods such financial and other information and books and records, pertinent corporate documents and properties of the Company and its subsidiaries and cause the officers, directors, employees, counsel and independent certified public accountants of the Company and its subsidiaries to respond to such inquiries and to supply all information reasonably requested by any such Inspector in connection with such Registration Statement, as shall be reasonably necessary, in the judgment of the Company’s counsel, to conduct a reasonable investigation within the meaning of the Securities Act; provided, that, if any such information is identified by the Company as being confidential or proprietary, each Inspector receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information and shall sign customary confidentiality agreements reasonably requested by the Company prior to the receipt of such information and, provided further, that, in no event shall the Company be required to make available any information that the Company determines in good faith to be competitively sensitive, confidential or privileged;

(iv) General Notifications. Promptly notify in writing the Participating Holders, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold, (A) when such Registration Statement or the prospectus included therein or any prospectus amendment or supplement or post-effective amendment has been filed, and, with respect to any such Registration Statement or any post-effective amendment, when the same has become effective, (B) when the SEC notifies the Company whether there will be a “review” of such Registration Statement, (C) of any comments (oral or written) by the SEC and by the blue sky or securities commissioner or regulator of any state with respect thereto and (D) of any request by the SEC for any amendments or supplements to such Registration Statement or the prospectus or for additional information;

(v) 10b-5 Notification. Promptly notify in writing the Participating Holders, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold pursuant to any Registration Statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act upon discovery that, or upon the happening of any event as a result of which, any prospectus included in such Registration Statement (or amendment or supplement thereto) contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made, and the Company shall as promptly as reasonably practicable prepare a supplement or amendment to such prospectus and file it with the SEC so that after delivery of such prospectus, as so amended or supplemented, to the purchasers of such Registrable Securities, such prospectus, as so amended or supplemented, shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made;

(vi) Notification of Stop Orders; Suspensions of Qualifications and Exemptions. Promptly notify in writing the Participating Holders, the sales or placement agent, if any, therefor and the managing underwriter of the securities being sold of the issuance by the SEC of (A) any stop order issued or threatened to be issued by the SEC or (B) any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and the Company agrees to use commercially reasonable efforts to (x) prevent the issuance of any such stop order, and in the event of such issuance, to obtain the withdrawal of any such stop order and (y) obtain the withdrawal of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction as early as reasonably practicable;

(vii) Amendments and Supplements; Acceleration. Prepare and file with the SEC such amendments, including post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable time period required hereunder and, if applicable, file any Registration Statements pursuant to Rule 462(b) under the Securities Act; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act; and comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or in such prospectus as so supplemented;

(viii) Copies. Furnish as promptly as practicable (and as far in advance as reasonably practicable prior to filing) to each Participating Holder and Inspector prior to filing a Registration Statement or any supplement or amendment thereto, copies of such Registration Statement, supplement or amendment as it is proposed to be filed, and after such filing such number of copies of such Registration Statement, each amendment and supplement thereto (in each case including all exhibits thereto), the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as each such Participating Holder or underwriter may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Participating Holder;

(ix) Blue Sky. Use commercially reasonable efforts to, prior to any public offering of the Registrable Securities, register or qualify (or seek an exemption from registration or qualifications) such Registrable Securities under such other securities or blue sky laws of such jurisdictions as any Participating Holder or underwriter may reasonably request, and to continue such qualification in effect in each such jurisdiction for as long as is permissible pursuant to the laws of such jurisdiction, or for as long as a Participating Holder or underwriter requests or until all of such Registrable Securities are sold, whichever is shortest, and do any and all other acts and things which may be reasonably necessary or advisable to enable any Participating Holder to consummate the disposition in such jurisdictions of the Registrable Securities; provided that the Company shall not be required to qualify generally to do business in any jurisdiction where it is not then so qualified, to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject or conform its capitalization or the composition of its assets at the time to the securities or blue sky laws of any such jurisdiction;

(x) Other Approvals. Use commercially reasonable efforts to obtain all other approvals, consents, exemptions or authorizations from such governmental agencies or authorities as may be necessary to enable the Participating Holders and underwriters to consummate the disposition of Registrable Securities;

(xi) Agreements. Enter into customary agreements (including any underwriting agreements in customary form, including any lock-up provisions therein), and take such other actions as may be reasonably required in order to expedite or facilitate the disposition of Registrable Securities;

(xii) “Cold Comfort” Letter. Obtain a “cold comfort” letter from the Company’s independent public accountants in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing underwriter may reasonably request, and reasonably satisfactory to the Participating Holders;

(xiii) Legal Opinion. Furnish, at the request of any underwriter of Registrable Securities on the date such securities are delivered to the underwriters for sale pursuant to such registration, an opinion, dated such date, of counsel representing the Company for the purposes of such registration, addressed to the Holders, and the placement agent or sales agent, if any, thereof and the underwriters, if any, thereof, covering such legal matters with respect to the registration in respect of which such opinion is being given as such underwriter may reasonably request and as are customarily included in such opinions, and reasonably satisfactory to the Participating Holders;

(xiv) SEC Compliance; Earnings Statement. Use commercially reasonable efforts to comply with all applicable rules and regulations of the SEC and make available to its shareholders, as soon as reasonably practicable, but no later than fifteen (15) months after the effective date of any Registration Statement, an earnings statement covering a period of twelve (12) months beginning after the effective date of such Registration Statement, in a manner which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(xv) Certificates; Closing. Provide officers’ certificates and other customary closing documents;

(xvi) FINRA. Cooperate with each Participating Holder and each underwriter participating in the disposition of such Registrable Securities and underwriters’ counsel in connection with any filings required to be made with FINRA, including the retention of a “Qualified Independent Underwriter” (as defined in FINRA Rule 5121(f)(12)) and the use of commercially reasonable efforts to obtain FINRA’s pre-clearing or pre-approval of the applicable registration statement and applicable prospectus upon filing with the SEC;

(xvii) Road Show. Cause appropriate officers as are reasonably requested by a managing underwriter to participate in a “road show” or similar marketing effort being conducted by such underwriter with respect to an underwritten public offering;

(xviii) Listing. Use commercially reasonable efforts to cause all such Registrable Securities to be listed on each securities exchange, including the NYSE MKT, on which similar securities issued by the Company are then listed;

(xix) Transfer Agent, Registrar and CUSIP. Provide a transfer agent and registrar for all Registrable Securities registered pursuant hereto and a CUSIP number for all such Registrable Securities, in each case, no later than the effective date of such registration;

(xx) Commercially Reasonable Efforts. Use commercially reasonable efforts to take all other actions necessary to effect the registration of the Registrable Securities contemplated hereby.

(b) Holder Information. The Company may require each Participating Holder as to which any registration of such Holder’s Registrable Securities is being effected to furnish to the Company such information regarding such Participating Holder and such Participating Holder’s method of distribution of such Registrable Securities as the Company may from time to time reasonably request in writing. If a Participating Holder refuses to provide the Company with any of such information on the grounds that it is not necessary to include such information in the Registration Statement, the Company may exclude such Participating Holder’s Registrable Securities from the Registration Statement if the Company determines, upon the advice of its counsel, that such information must be included in the Registration Statement and such Participating Holder continues thereafter to withhold such information. The exclusion of a Participating Holder’s Registrable Securities shall not affect the registration of the other Registrable Securities to be included in the Registration Statement.

(c) Notice to Discontinue. Each Participating Holder whose Registrable Securities are covered by a Registration Statement filed pursuant to this Agreement agrees that, upon receipt of written notice from the Company of the happening of any event of the kind described in Section 2.8(a)(v), such Participating Holder shall forthwith discontinue the disposition of Registrable Securities until such Participating Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.8(a)(v) or until it is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings which are incorporated by reference into the prospectus, and, if so directed by the Company in the case of an event described in Section 2.8(a)(v), such Participating Holder shall deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Participating Holder’s possession, of the prospectus covering such Registrable Securities which is current at the time of receipt of such notice. If the Company shall give any such notice, the Company shall extend the period during which such Registration Statement is to be maintained effective by the number of days during the period from and including the date of the giving of such notice pursuant to Section 2.8(a)(v) to and including the date when the Participating Holder shall have received the copies of the supplemented or amended prospectus contemplated by, and meeting the requirements of, Section 2.8(a)(v).

2.9 Registration Expenses. Except as otherwise provided herein, all Registration Expenses shall be borne by the Company. All Selling Expenses relating to Registrable Securities registered shall be borne by the Participating Holders of such Registrable Securities pro rata on the basis of the number of Registrable Securities so registered. The obligations of parties under this Section shall survive the termination of this Agreement.

2.10 Indemnification.

(a) Indemnification by the Company. The Company agrees to indemnify and hold harmless to the fullest extent permitted by law, each Holder, each of their directors, officers, employees, advisors, agents and general or limited partners (and the directors, officers, employees, advisors and agents thereof), their respective Affiliates and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any of such Persons, and each underwriter and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any underwriter (collectively, “Holder Indemnified Parties”) from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable costs of investigation and fees, disbursements and other charges of counsel, any amounts paid in settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed, and any costs incurred in enforcing the Company’s indemnification obligations hereunder) or other liabilities (collectively, “Losses”) to which any such Holder Indemnified Party may become subject under the Securities Act, Exchange Act, any other federal law, any state or common law or any rule or regulation promulgated thereunder or otherwise, insofar as such Losses are resulting from or arising out of or based upon (i) any untrue, or alleged untrue, statement of a material fact contained in any Registration Statement or Shelf Registration Statement, prospectus or preliminary prospectus (as amended or supplemented) or any document incorporated by reference in any of the foregoing or resulting from or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made), not misleading or (ii) any violation by the Company of the Securities Act, Exchange Act, any other federal law, any state or common law or any rule or regulation promulgated thereunder or otherwise incident to any registration, qualification or compliance and in any such case, the Company will promptly reimburse each such Holder Indemnified Party for any legal expenses and any other Losses reasonably incurred in connection with investigating, preparing or defending any such claim, loss, damage, liability, action or investigation or proceeding (collectively, a “Claim”); provided, however, that the Company will not be liable in any such case if and to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Holder Indemnified Party in writing specifically for use in any Registration Statement, preliminary prospectus, prospectus, free writing prospectus or prospectus supplement, as applicable. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of Registrable Securities by such Holder Indemnified Parties and the termination of this Agreement.

(b) Indemnification by Holders. In connection with any proposed registration in which a Holder is participating pursuant to this Agreement, each such Holder shall furnish to the Company in writing such information with respect to such Holder as the Company may reasonably request or as may be required by law for use in connection with any Registration Statement or prospectus or preliminary prospectus to be used in connection with such registration and each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, any underwriter retained by the Company and their respective directors, officers, partners, employees, advisors, agents and general or limited partners (and the directors, officers, employees, advisors and agents thereof), their respective Affiliates and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any of such Persons to the same extent as the foregoing indemnity from the Company to the Holder Indemnified Parties as set forth in Section 2.10(a) (subject to the exceptions set forth in the foregoing indemnity, the proviso to this sentence and applicable law), but only with respect to any such information furnished in writing by such Holder expressly for use therein; provided, however, that the liability of any Holder under this Section 2.10(b) shall be limited to the amount of the net proceeds received by such Holder in the offering giving rise to such liability. Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties (except as provided above) and shall survive the transfer of Registrable Securities by such Holder and the termination of this Agreement.

(c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder (the “Indemnified Party”) agrees to give prompt written notice to the indemnifying party (the “Indemnifying Party”) after the receipt by the Indemnified Party of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof made in writing for which the Indemnified Party intends to claim indemnification or contribution pursuant to this Agreement; provided, however, that, the failure to so notify the Indemnifying Party shall not relieve the Indemnifying Party of any liability that it may have to the Indemnified Party hereunder unless and to the extent such Indemnifying Party is materially prejudiced by such failure. If notice of commencement of any such action is given to the Indemnifying Party as above provided, the Indemnifying Party shall be entitled to participate in and, to the extent it may wish, jointly with any other Indemnifying Party similarly notified, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to such Indemnified Party. The Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be paid by the Indemnified Party unless (i) the Indemnifying Party agrees to pay the same, (ii) the Indemnifying Party fails to assume the defense of such action with counsel satisfactory to the Indemnified Party in its reasonable judgment or (iii) the named parties to any such action (including, but not limited to, any impleaded parties) reasonably believe that the representation of such Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate under applicable standards of professional conduct. In the case of clauses (ii) and (iii) above, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party. No Indemnifying Party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the written consent of the Indemnified Party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnified Party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the Indemnified Party from all liability arising out of such action or claim and (B) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of any Indemnified Party. The rights afforded to any Indemnified Party hereunder shall be in addition to any rights that such Indemnified Party may have at common law, by separate agreement or otherwise.

(d) Contribution. If the indemnification provided for in this Section 2.10 from the Indemnifying Party is unavailable or insufficient to hold harmless an Indemnified Party in respect of any Losses referred to herein, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and the Indemnified Party, as well as any other relevant equitable considerations. The relative faults of the Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party’s and Indemnified Party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this Section 2.10(d) shall be limited to the amount of the net proceeds received by such Holder in the offering giving rise to such liability. The amount paid or payable by a party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in clauses (a), (b) and (c) of this Section 2.10, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding.

2.11 Rule 144; Other Exemptions. With a view to making available to the Holders the benefits of Rule 144 and other rules and regulations of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration, the Company covenants that it shall use commercially reasonable efforts to (i) file in a timely manner all reports and other documents required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder and (ii) take such further action as each Holder may reasonably request (including, but not limited to, providing any information necessary to comply with Rule 144, if available with respect to resales of the Registrable Securities under the Securities Act), at all times from and after the date hereof, all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 (if available with respect to resales of the Registrable Securities). Upon the written request of a Holder, the Company shall deliver to the Holder a written statement as to whether it has complied with such requirements.

2.12 Limitations on Subsequent Registration Rights. The Company represents and warrants that it has not granted registration rights on or prior to the date hereof (other than pursuant to this Agreement and the Original Agreement) and agrees that from and after the date hereof, it shall not, without the prior written consent of the Holders, which consent shall not be unreasonably withheld, enter into any agreement (or amendment or waiver of the provisions of any agreement) with any holder or prospective holder of any securities of the Company that would grant such holder registration rights that are more favorable or senior to those granted to the Holders hereunder, as reasonably determined by the Company. The Company agrees that any holder or prospective holder granted registration rights in any such agreement shall be required to be subject to reasonable lock-up provisions if requested by the Company or underwriters.

2.13 Transfer of Registration Rights. The rights of a Holder hereunder may be transferred or assigned in connection with a transfer of Registrable Securities to (i) any Affiliate of a Holder, (ii) any subsidiary, parent, partner, retired partner, limited partner, shareholder or member of a Holder, or (iii) any family member or trust for the benefit of any Holder. Notwithstanding the foregoing, such rights may only be transferred or assigned provided that all of the following additional conditions are satisfied: (a) such transfer or assignment is effected in accordance with applicable securities laws; (b) such transferee or assignee agrees in writing to become subject to the terms of this Agreement; and (c) the Company is given written notice by such Holder of such transfer or assignment, stating the name and address of the transferee or assignee and identifying the Registrable Securities with respect to which such rights are being transferred or assigned.

2.14 Lock-Up Agreement. Each Holder agrees that in connection with any registered offering of the Common Stock or other equity securities of the Company, and upon the request of the managing underwriter in such offering, such Holder shall not, without the prior written consent of such managing underwriter, during the ten (10) days prior to the effective date of such registration and ending on the date specified by such managing underwriter (such period not to exceed ninety (90) days), (a) offer, pledge, sell, contract to sell, grant any option or contract to purchase, purchase any option or contract to sell, hedge the beneficial ownership of or otherwise dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into, exercisable for or exchangeable for shares of Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of such securities, whether any such transaction described in clause (a) or (b) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 2.14 shall not apply to sales of Registrable Securities to be included in an offering made pursuant to Section 2. Each Holder of Registrable Securities agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the managing underwriter which are consistent with the foregoing or which are necessary to give further effect thereto.

2.15 Block Trades. Notwithstanding any other provision of this Article II, but subject to Sections 2.5 and 2.8(c), if the Holders desire to effect a Block Trade, then notwithstanding any other time periods in this Article II, the Holders shall provide written notice to the Company at least three (3) business days prior to the date such Block Trade will commence. As expeditiously as possible, the Company shall use its reasonable best efforts to facilitate such Block Trade. The Holders shall use reasonable best efforts to work with the Company and the underwriters (including by disclosing the maximum number of Registrable Securities proposed to be the subject of such Block Trade) in order to facilitate preparation of the Registration Statement, prospectus contained therein and other offering documentation related to the Block Trade and any related due diligence and comfort procedures.

ARTICLE III

GENERAL PROVISIONS

3.1 Entire Agreement. This Agreement and any certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties in respect of the subject matter hereof and supersedes all prior understandings, agreements or representations by or among the parties, written or oral, to the extent they relate in any way to the subject matter hereof, including the Original Agreement.

3.2 Assignment; Binding Effect. Except as otherwise provided in Section 2.13, no party may assign either this Agreement or any of its rights, interests or obligations hereunder without the prior written approval of the other parties. All of the terms, agreements, covenants, representations, warranties and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties and their respective successors and permitted assigns.

3.3 Notices. All notices, requests and other communications provided for or permitted to be given under this Agreement must be in writing and shall be given by personal delivery, by certified or registered United States mail (postage prepaid, return receipt requested), by a nationally recognized overnight delivery service for next day delivery, or by facsimile transmission, to the address listed for each party on the signature pages to the Purchase Agreement (or to such other address as any party may give in a notice given in accordance with the provisions hereof). All notices, requests or other communications will be effective and deemed given only as follows: (i) if given by personal delivery, upon such personal delivery, (ii) if sent by certified or registered mail, on the fifth business day after being deposited in the United States mail, (iii) if sent for next day delivery by overnight delivery service, on the date of delivery as confirmed by written confirmation of delivery, (iv) if sent by facsimile, upon the transmitter’s confirmation of receipt of such facsimile transmission, except that if such confirmation is received after 5:00 p.m. (in the recipient’s time zone) on a business day, or is received on a day that is not a business day, then such notice, request or communication will not be deemed effective or given until the next succeeding business day. Notices, requests and other communications sent in any other manner, including by electronic mail, will not be effective.

3.4 Specific Performance; Remedies. Each party acknowledges and agrees that the other parties would be damaged irreparably if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached. Accordingly, the parties will be entitled to an injunction, injunctions or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and its provisions in any action or proceeding instituted in any state or federal court sitting in Pittsburgh, Pennsylvania having jurisdiction over the parties and the matter, in addition to any other remedy to which they may be entitled, at law or in equity. Except as expressly provided herein, the rights, obligations and remedies created by this Agreement are cumulative and in addition to any other rights, obligations or remedies otherwise available at law or in equity. Except as expressly provided herein, nothing herein will be considered an election of remedies.

3.5 Submission to Jurisdiction; Waiver of Jury Trial.

(a) Submission to Jurisdiction. Any action, suit or proceeding seeking to enforce any provision of, or based on any matter arising out of or in connection with, this Agreement or the transactions contemplated hereby shall only be brought in any state or federal court sitting in Pittsburgh, Pennsylvania, and each party consents to the exclusive jurisdiction and venue of such courts (and of the appropriate appellate courts therefrom) in any such action, suit or proceeding and irrevocably waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of the venue of any such, action, suit or proceeding in any such court or that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Process in any such action, suit or proceeding may be served on any party anywhere in the world, whether within or without the jurisdiction of any such court. Without limiting the foregoing, service of process on such party as provided in Section 3.5 shall be deemed effective service of process on such party.

(b) Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES THAT ANY DISPUTE THAT MAY ARISE OUT OF OR RELATING TO THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE SUCH PARTY HEREBY EXPRESSLY WAIVES ITS RIGHT TO JURY TRIAL OF ANY DISPUTE BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY OTHER AGREEMENTS RELATING HERETO OR ANY DEALINGS AMONG THEM RELATING TO THE TRANSACTIONS CONTEMPLATED HEREBY. THE SCOPE OF THIS WAIVER IS INTENDED TO ENCOMPASS ANY AND ALL ACTIONS, SUITS AND PROCEEDINGS THAT RELATE TO THE SUBJECT MATTER OF THE TRANSACTIONS CONTEMPLATED HEREBY, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY REPRESENTS THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT IN THE EVENT OF ANY ACTION, SUIT OR PROCEEDING, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PARTY UNDERSTANDS AND WITH THE ADVICE OF COUNSEL HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND REPRESENTATIONS IN THIS SECTION 3.5(b).

3.6 Governing Law. This Agreement will be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to any choice of law principles.

3.7 Headings. The article and section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

3.8 Amendments. This Agreement may not be amended or modified without the written consent of the Holders and the Company.

3.9 Extensions; Waivers. Any party may, for itself only, (a) extend the time for the performance of any of the obligations of any other party under this Agreement, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any such extension or waiver will be valid only if set forth in a writing signed by the party to be bound thereby. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.

3.10 Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party or to any circumstance, is judicially determined not to be enforceable in accordance with its terms, the parties agree that the court judicially making such determination may modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its modified form, such provision will then be enforceable and will be enforced.

3.11 Counterparts; Effectiveness. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. For purposes of determining whether a party has signed this Agreement or any document contemplated hereby or any amendment or waiver hereof, only a handwritten original signature on a paper document or a “pdf” or facsimile copy of such a handwritten original signature shall constitute a signature, notwithstanding any law relating to or enabling the creation, execution or delivery of any contract or signature by electronic means.

3.12 Construction. This Agreement has been freely and fairly negotiated among the parties. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party because of the authorship of any provision of this Agreement. Any reference to any law will be deemed to refer to such law as in effect on the date hereof and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties intend that each representation, warranty, and covenant contained herein will have independent significance. If any party has breached any covenant contained herein in any respect, the fact that there exists another covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached will not detract from or mitigate the fact that the party is in breach of the first covenant. Time is of the essence in the performance of this Agreement.

3.13 Attorneys’ Fees. If any dispute among any parties arises in connection with this Agreement, the prevailing party in the resolution of such dispute in any action or proceeding will be entitled to an order awarding full recovery of reasonable attorneys’ fees and expenses, costs and expenses (including experts’ fees and expenses and the costs of enforcing this Section 3.13) incurred in connection therewith, including court costs, from the non-prevailing party.

3.14 Adjustments for Stock or Unit Splits, Etc. Wherever in this Agreement there is a reference to a specific number of units of the Company’s capital stock of any class or series, then, upon the occurrence of any subdivision, combination or stock or unit dividend of such class or series of stock or unit, the specific number of units so referenced in this Agreement will automatically be proportionally adjusted to reflect the effect of such subdivision, combination or stock or unit dividend on the outstanding units of such class or series of stock or units.

3.15 Term. Notwithstanding the foregoing provisions, and except as otherwise provided in Section 2.09 and Section 2.10, the registration rights provided in Article II of this Agreement shall terminate (a) as to each Holder individually, upon the earlier to occur of (i) the time when the Registrable Securities held by each Holder may be sold without restriction pursuant to Rule 144 under the Securities Act, or (ii) (A) with respect to Wadhwani Affiliates, the time when the Wadhwani Affiliates own, in the aggregate, less than five percent (5%) of the outstanding shares of Common Stock or (B) with respect to the Trivedi Affiliates, the time when the Trivedi Affiliates own, in the aggregate, less than five percent (5%) of the outstanding shares of Common Stock, as applicable, or (b) when all Registrable Securities have been sold pursuant to a Registration Statement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS HEREOF, the parties hereto have caused this Registration Rights Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

MASTECH DIGITAL, INC.

By:	/s/ John J. Cronin
Name:	John J. Cronin
Title:	Chief Financial Officer

ASHOK TRIVEDI

/s/ Ashok K. Trivedi

ASHOK K. TRIVEDI REVOCABLE TRUST

By:	/s/ Ashok K. Trivedi
Name: Ashok K. Trivedi
Title: Trustee

STP L.P.

By:	Trivedi Family Office LLC, as General Partner

	By:	/s/ Ashok K. Trivedi
Name: Ashok K. Trivedi
Title: Managing Member

EDANI L.P.

By:	Trivedi Family Office LLC, as General Partner

	By:	/s/ Ashok K. Trivedi
Name: Ashok K. Trivedi
Title: Managing Member

RIVEDA L.P.

By:	Trivedi Family Office LLC, as General Partner

	By:	/s/ Ashok K. Trivedi
Name: Ashok K. Trivedi
Title: Managing Member

SUNIL WADHWANI

/s/ Sunil Wadhwani

THE REVOCABLE DECLARATION OF TRUST OF SUNIL WADHWANI

By:	/s/ Sunil Wadhwani
Name: Sunil Wadhwani
Title: Trustee

WADHWANI PARTNERS NO. 1 L.P.

By:	Wadhwani Family Office LLC, as General Partner

	By:	/s/ Sunil Wadhwani
Name: Sunil Wadhwani
Title: Managing Member

WADHWANI PARTNERS NO. 2 L.P.

By:	Wadhwani Family Office LLC, as General Partner

	By:	/s/ Sunil Wadhwani
Name: Sunil Wadhwani
Title: Managing Member

Annex A

Holders of Registrable Securities

Name of Holder	Shares of Common Stock Owned
Sunil Wadhwani	2,160,172
The Revocable Declaration of Trust of Sunil Wadhwani	857,144
Wadhwani Partners No. 1 L.P.	303,332
Wadhwani Partners No. 2 L.P.	86,666
Ashok Trivedi	2,194,756
Ashok K. Trivedi Revocable Trust	857,144
STP L.P.	118,472
Edani L.P.	118,471
Riveda L.P.	118,471